UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2014

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 West Butler Road

Greenville, South Carolina 29607

(Address of principal executive offices) (zip code)

(864) 422-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2014, Regional Management Corp. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2014. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on April 23, 2014 (the “Annual Meeting”). The Company received proxies totaling 90.47% of its issued and outstanding shares of common stock, representing 11,446,676 shares of common stock, as of the record date. At the Annual Meeting, the stockholders of the Company voted on the following proposals, which are described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2014 (the “Proxy Statement”). The results of the voting are presented below.

Election of Directors

The Company’s stockholders elected the five nominees named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Roel C. Campos	8,649,938	364,118	2,432,620
Alvaro G. de Molina	8,695,593	318,463	2,432,620
Thomas F. Fortin	8,779,518	234,538	2,432,620
Richard A. Godley	5,767,063	3,246,993	2,432,620
Carlos Palomares	8,809,150	204,906	2,432,620

Ratification of Independent Auditor

The Company’s stockholders approved the ratification of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, based on the following final voting results:

For	Against	Abstain
11,441,939	1,713	3,024

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Regional Management Corp. on April 29, 2014, announcing financial results for Regional Management Corp. for the quarter ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: April 29, 2014	By:	/s/ Donald E. Thomas
Donald E. Thomas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Regional Management Corp. on April 29, 2014, announcing financial results for Regional Management Corp. for the quarter ended March 31, 2014.